Penn
Mutual
Logo

[Graphic Appears Here]

Penn Mutual Variable Products




                                                             Semi-Annual Reports
                                                                   June 30, 2002

Penn Mutual Variable Annuity Account III

Diversifier II, Optimizer, Pennant Select, Commander,
PennFreedom and Olympia XT
Flexible Variable and Fixed Annuity Contracts


Penn Mutual Variable Life Account I
Cornerstone VUL I, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II and Variable EstateMax III Variable Universal Life Insurance Policies


PIA Variable Annuity Account I
Pennant
Flexible Variable and Fixed Annuity Contract

To Our Variable Life Policyowners and Variable Annuity Contractholders

Dear Investor,

The performance reports enclosed within this document contain specific information on each of the sub-accounts that support our variable products. In addition, we are pleased to offer you our perspective on the market and economy in general.

The sources of the stock market's current woes, which have resulted in a lower valuation of the stock market itself, falling treasury yields, widening corporate spreads and a weakening U. S. currency, are certainly no mystery. The stock-market decline that began in 2000 when the tech sector's "bubble burst," the tragedy of September 11, the threat of war throughout various parts of the world, corporate malfeasance, lack of foreign interest in U.S. capital markets and the likelihood of increased government regulation, have all conspired to create challenges for today's wary investors.

However, in spite of the extreme pessimism in the equity market, hard economic data continues to portray a remarkably resilient and improving economy. Four (4) percent real Gross Domestic Product growth in the first half of 2002 far exceeded the expectations of both the Federal Reserve and the private markets. Rising prices in the housing sector, a strong part of the economy for some time now, are helping to offset the negative wealth effect of the falling stock market. And leading indicators of employment, which include extremely low inventories in the manufacturing sector, are getting stronger and should soon show up in payroll numbers. Once the trend in employment is set, then a positive economic cycle of growing employment, leading to growing income, leading to improved spending, can take over.

It is only fair to note that some prognosticators predict the economy will weaken. But we believe that unless the market goes into a complete tailspin, the above scenario - growing employment - growing income - improved spending - will prevail and result in the economy's outperforming expectations.

This highly unusual environment of good economy/weak stock market, especially this early in a recovery, certainly warrants some explanation. Basically, it is due to the massive revaluation of the risk associated with stock market investing, which was triggered by the events highlighted earlier in this message. This revaluation has led to a significant correction in the "irrational exuberance" of the late 1990s, which should, in turn, result in more realistic expectations of stock market returns by investors.

More modest expectations of the stock market, coupled with a growing economy and its associated improvement in earnings, will, we believe, enable the stock market to re-establish itself as a good investment opportunity in our current economy. If so, we should be able to look forward to an upward trend in treasury yields, probable improvement in corporate spreads and more stability for the U.S. dollar.

Markets historically go through periods of greed and fear, and we are certainly experiencing the fear part now. Hopefully, we can look for some measure of respite in the months to come.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.

Sincerely,


/s/  Peter M. Sherman                        /s/    Richard F. Plush
-------------------------------------        -----------------------------------
Peter M. Sherman                             Richard F. Plush
Chief Investment Officer                     Vice President & Chief Actuary
Penn Mutual Life Insurance Company           Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

               [Penn Mutual Variable Life Account I N-30D Filing]


    Semi-Annual Reports of Penn Series Funds, Inc., Neuberger Berman Advisers Management Trust, Fidelity Investments' Variable Insurance Product Fund,
  Fidelity Investments' Variable Insurance Product Fund II and Van Kampen's The
   Universal Institutional Funds, Inc., for the six months ended June 30, 2002

Semi-Annual Reports for the following funds and portfolios of the following investment companies, for the six months ended June 30, 2002, were included with this Report. The Reports are incorporated herein by reference to the Form N-30D filings of the investment companies.

Penn Series Funds, Inc. - SEC CIK No.  0000702340
-------------------------------------------------

Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Core Equity Fund
Growth Equity Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Emerging Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund

The Semi-Annual Report of the Penn Series Funds, Inc. for the six months ended June 30, 2002 was filed with the Commission on August 28, 2002 (Accession No. 0000950116-02-002013).

Neuberger Berman Adviser Management Trust - SEC CIK No. 0000736913
------------------------------------------------------------------

Balanced Portfolio

The Semi-Annual Report of the Neuberger Berman Advisers Management Trust for the six months ended June 30, 2002 was filed with the Commission on August 23, 2002 (Accession No. 0000950136-02-002502).

Fidelity Investments' Variable Insurance Products Fund - SEC CIK No. 0000356494
-------------------------------------------------------------------------------

Equity-Income Portfolio
Growth Portfolio

The Semi-Annual Report of Fidelity Investments Variable Insurance Fund for the six months ended June 30, 2002 was filed with the Commission on August 20, 2002 (Accession No. 0000356494-02-000018).

Fidelity Investments' Variable Insurance Products Fund II - SEC CIK No.
-----------------------------------------------------------------------
0000831016
----------

Asset Manager Portfolio

The Semi-Annual Report of Fidelity Investments Variable Insurance Fund for the six months ended June 30, 2002 was filed with the Commission on August 20, 2002 (Accession No. 0000831016-02-000020).

Van Kampen's The Universal Institutional Funds, Inc. - SEC CIK No. 0001011378
-----------------------------------------------------------------------------

Emerging Markets Equity (International) Portfolio

The Semi-Annual Report of Van Kampen's The Universal Institutional Funds, Inc. for the six months ended June 30, 2002 was filed with the Commission on August 26, 2002 (0000912057-02-033415).

The funds in this report are available in these Penn Mutual products:


Commander
Cornerstone VUL, VUL II, VUL III, and VUL IV
Diversifier II
PennFreedom
Olympia XT
Pennant
Pennant Select
Variable EstateMax, Variable EstateMax II and Variable EstateMax III










[Graphic Appears Here]

(c)2002 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com


The Penn Insurance and Annuity Company
Philadelphia, PA 19172


PM0839 6/02